UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

(855) 976-6951

Registrant’s telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed on December 13, 2023, on December 5, 2023, XPO, Inc. (the “Company”) provided notice to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), under that certain Indenture, dated as of April 28, 2020 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the guarantors party thereto and the Trustee, that on December 20, 2023 (the “Redemption Date”), the Company intended to redeem all of the approximately $112 million in aggregate principal amount of its outstanding 6.250% Senior Notes due 2025 (the “Notes”) at a redemption price of 101.563% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the Redemption Date, in accordance with the terms of the Indenture. On December 20, 2023, the Company completed the redemption of all of the Notes in accordance with the terms of the Indenture at the redemption price described above.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2023, the Company consummated the acquisition of 28 service centers (the “Acquired Assets”) of Yellow Corporation and certain of its subsidiaries (collectively, “Yellow”) for an aggregate purchase price of $870 million in cash (the “Yellow Asset Acquisition”). The Yellow Asset Acquisition was consummated pursuant to the Asset Purchase Agreement, dated as of December 4, 2023, by and among the Company and Yellow (the “Purchase Agreement”). The Acquired Assets include the assumption of three leases (two of which relate to leased service centers) and the right to designate, in consultation with Yellow, additional contracts that are related exclusively to the Acquired Assets for a period of 45 days following consummation of the Yellow Asset Acquisition. The Company assumed certain liabilities related to the Acquired Assets, including liabilities under the three leases, certain cure costs required to be paid pursuant to Chapter 11 of the U.S. Code (the “Bankruptcy Code”) in connection with the assumption of the three leases, liabilities for taxes (subject to certain exceptions), and liabilities relating to environmental, health or safety matters in connection with ownership, operation, use or maintenance of the Acquired Assets, to the extent not extinguished by the proceedings of the Bankruptcy Court (as defined below).

The Yellow Asset Acquisition was consummated pursuant to Section 363 of Bankruptcy Code and was confirmed by order of the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) dated December 12, 2023.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Yellow. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by Yellow to the Company in connection with the signing of the Purchase Agreement or in filings of the parties with the United States Securities and Exchange Commission and the Bankruptcy Court. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Company and Yellow rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts about the Company or Yellow.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Asset Purchase Agreement by and among XPO, Inc., Yellow Corporation and certain subsidiaries of Yellow Corporation named therein, dated December 4, 2023.
104	Cover page interactive data file, submitted using inline XBRL

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements that relate to the Yellow Asset Acquisition. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward- looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, achievements or ability to raise debt to be materially different from any future results, levels of activity, performance, achievements or ability to raise debt expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following: the effects of business, economic, political, legal, and regulatory impacts or conflicts upon our operations; supply chain disruptions, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages; our ability to align our investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to our customers’ demands; our ability to implement our cost and revenue initiatives; the effectiveness of our action plan, and other management actions, to improve our North American LTL business; our ability to benefit from a sale, spin-off or other divestiture of one or more business units; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale or other divestiture; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; the expected benefits of the spin-offs of GXO Logistics, Inc. and RXO, Inc. on the size and business diversity of our company; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters; litigation; risks associated with our self- insured claims; governmental or political actions; competition and pricing pressures; the diversion of management’s attention from ongoing business operations and opportunities; the disruption of current plans and operations; potential adverse reactions, disruptions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of Yellow or announcement or completion of the Yellow Asset Acquisition; the possibility that the anticipated benefits of the Yellow Asset Acquisition are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the acquired assets of Yellow, or the assumption of known or unknown liabilities or other unforeseen circumstances.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements. The above list of factors is not exhaustive or necessarily in order of importance. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO, INC.

Date: December 21, 2023	/s/ Kyle Wismans
Kyle Wismans
Chief Financial Officer